Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2005
Internet Commerce Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6801 Governors Lake Parkway, Suite 110
Norcross, Georgia 30071
(Address of Principal Executive Offices) (Zip Code)
(678) 533-8000
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTERNET COMMERCE CORPORATION
FORM 8-K
CURRENT REPORT

Item 2.02 Results of Operations and Financial Condition.
     On August 18, 2005, Internet Commerce Corporation (the “Company”) issued a press release providing preliminary results for its financial performance for the fourth fiscal quarter ended July 31, 2005 and the fiscal year ended July 31, 2005. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by this reference.
     Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
     99.1 Press Release, dated August 18, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Internet Commerce Corporation
By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: August 19, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated August 18, 2005.

5